Exhibit 10.4

AMENDMENT NO. 4

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (the “Amendment”) is made as of March 15, 2007 by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association, as the administrative agent for the “Lenders” referred to below (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

WITNESSETH:

WHEREAS, the signatories hereto are parties to that certain Credit Agreement, dated as of February 28, 2006, among the Company, the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent (as amended by Amendment No. 1 thereto dated as of May 16, 2006, Amendment No. 2 thereto dated as of August 24, 2006, Amendment No. 3 thereto dated as of December 8, 2006 and as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in the appropriate alphabetical locations:

“Receivables Factoring Arrangement” has the meaning set forth in the defined term “Permitted Receivables Facility”.

“Receivables Securitization Facility” has the meaning set forth in the defined term “Permitted Receivables Facility”.

(b) Section 1.01 of the Credit Agreement is hereby amended to insert the words “, in the context of a Receivables Securitization Facility,” after the word “shall mean” in each of the definitions of “Receivables Entity” and “Standard Securitization Undertakings”.

(c) The definitions of “Permitted Receivables Facility” and “Permitted Receivables Facilities Assets” in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Permitted Receivables Facility” shall mean a receivables facility or facilities created under Permitted Receivables Facility Documents, providing for:

(a) the sale or pledge by the Company and/or one or more other Receivables Sellers of Permitted Receivables Facility Assets (thereby providing financing to the Company and/or such Receivables Sellers) to the Receivables Entity (either directly or through another Receivables Seller), which in turn shall sell or pledge interests in the respective Permitted Receivables Facility Assets to third-party investors pursuant to the Permitted Receivables Facility Documents (with the Receivables Entity permitted to issue investor certificates, purchased interest certificates or other similar documentation evidencing interests in the Permitted Receivables Facility Assets) in return for the cash used by the Receivables Entity to purchase the Permitted Receivables Facility Assets from the Company and/or the respective Receivables Sellers, in each case as more fully set forth in the Permitted Receivables Facility Documents (a “Receivables Securitization Facility”); or

(b) the sale by the Company and/or one or more Receivables Sellers of Permitted Receivables Facility Assets (thereby providing financing to the Company and/or such Receivables Sellers) to a third party (other than an Affiliate) pursuant to arrangements under which such Permitted Receivables Facility Assets are factored on a non-recourse basis, as more fully set forth in the Permitted Receivables Facility Documents (a “Receivables Factoring Arrangement”);

provided, that (i) the maximum aggregate amount of Attributable Receivables Indebtedness permitted to be outstanding (and the actual amount outstanding) under all Receivables Securitization Facilities and Receivables Factoring Arrangements shall not exceed $100,000,000 at any time, and (ii) the investors or financiers party to any Receivables Securitization Facility or Receivables Factoring Arrangement shall have entered into an intercreditor agreement with the Administrative Agent, for itself and the Holders of Secured Obligations, in form and substance reasonably satisfactory to the Administrative Agent, providing for the treatment of Liens on the Permitted Receivables Facility Assets.

“Permitted Receivables Facility Assets” shall mean (i) Receivables (whether now existing or arising in the future) of the Company and its Subsidiaries which are transferred or pledged to the Receivables Entity, or transferred to a non-Affiliate third party, pursuant to the Permitted Receivables Facility, and any related assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions or factoring arrangements involving receivables similar to Receivables and all proceeds and collections thereof, and (ii) loans to the Company and its Subsidiaries secured by Receivables (whether now existing or arising in the future) of the Company and its Subsidiaries which are made pursuant to a Receivables Securitization Facility.

(d) Section 6.04(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(e) investments made in connection with a Permitted Receivables Facility that is a Receivables Securitization Facility;

(e) Clause (C) of Section 6.15(a) of the Credit Agreement is hereby amended and restated in its entirety and new clauses (D) and (E) are hereby inserted therein as follows:

(C) 2.75 to 1.00 commencing with and for the fiscal quarter ending in March 2007 through the fiscal quarter ending in June 2007;

(D) 3.00 to 1.00 commencing with and for the fiscal quarter ending in September 2007 through the fiscal quarter ending in June 2008; and

(E) 3.25 to 1.00 commencing with and for the fiscal quarter ending in September 2008 and for each fiscal quarter thereafter.

(f) Clauses (B), (C), (D) and (E) of Section 6.15(b) of the Credit Agreement are hereby amended and restated in their entirety and new clauses (F) and (G) are hereby inserted therein as follows:

(B) 4.50 to 1.00 for the fiscal quarter ending in December 2006;

(C) 4.75 to 1.00 commencing with and for the fiscal quarter ending in March 2007 through the fiscal quarter ending in June 2007;

(D) 4.25 to 1.00 commencing with and for the fiscal quarter ending in September 2007 through the fiscal quarter ending in June 2008;

(E) 4.00 to 1.00 commencing with and for the fiscal quarter ending in September 2008 through the fiscal quarter ending in June 2009;

(F) 3.75 to 1.00 for the fiscal quarter ending in September 2009; and

(G) 3.50 to 1.00 commencing with and for the fiscal quarter ending in December 2009 and for each fiscal quarter thereafter.

2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof if, and only if, the Administrative Agent shall have received: (a) executed copies of this Amendment from the Company and the Required Lenders; (b) executed copies of the Reaffirmation attached hereto in the form of Exhibit A from the existing Subsidiary Guarantors; and (c) all fees agreed to be paid by the Company in connection with this Amendment.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) The Company has the power and authority and legal right to execute and deliver this Amendment and the Credit Agreement (as modified hereby) and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Neither the execution and delivery by the Company of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or of the Credit Agreement (as modified hereby) (i) will require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, (iii) will violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets (including, without limitation, the Senior Subordinated Note Indenture and the Senior Subordinated Notes), or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries or (iv) will result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

(c) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

4. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Company (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

*******

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CENTRAL GARDEN & PET COMPANY, as the Company

By:	/s/ Roger J. Fleischmann, Jr.
Name:	Roger J. Fleischmann, Jr.
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Clara Sohan
Name:	Clara Sohan
Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Vice President

CIBC WORLD MARKETS CORP., as a Co-Documentation Agent

By:	/s/ Leonardo Fernandez
Name:	Leonardo Fernandez
Title:	Executive Director

CIBC INC., as a Lender

By:	/s/ Leonardo Fernandez
Name:	Leonardo Fernandez
Title:	Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, as an Issuing Bank with respect to the Existing Letters of Credit

By:	/s/ Leonardo Fernandez
Name:	Leonardo Fernandez
Title:	Authorized Signatory

SUNTRUST BANK, as an Issuing Bank with respect to the Existing Letters of Credit, a Co-Documentation Agent and a Lender

By:	/s/ Susan M. Hall
Name:	Susan M. Hall
Title:	Managing Director

UNION BANK OF CALIFORNIA, N.A., As a Co-Documentation Agent and a Lender

By:	/s/ J. William Bloore
Name:	J. William Bloore
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Meggie Chichioco
Name:	Meggie Chichioco
Title:	Senior Vice President

HARRIS N.A., as a Lender

By:	/s/ Jennifer A. Wendrow
Name:	Jennifer A. Wendrow
Title:	Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL” NEW YORK BRANCH, as a Lender

By:	/s/ Jana Dombrowski
Name:	Jana Dombrowski
Title:	Executive Director

By:	/s/ Rebecca O. Morrow
Name:	Rebecca O. Morrow
Title:	Executive Director

BNP PARIBAS, as a Lender

By:	/s/ Pierre-Nicholas Rogers
Name:	Pierre-Nicholas Rogers
Title:	Managing Director

By:	/s/ Sandy Bertram
Name:	Sandy Bertram
Title:	Vice President

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adam F. Lutastanski
Name:	Adam F. Lutastanski
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tom Harper
Name:	Tom Harper
Title:	Managing Director

ING CAPITAL, LLC, as a Lender

By:	/s/ Lina A. Garcia
Name:	Lina A. Garcia
Title:	Vice President

US BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Janet Jordan
Name:	Janet Jordan
Title:	Vice President

COBANK, ACB, as a Lender

By:	/s/ S. Richard Dill
Name:	S. Richard Dill
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION as a Lender

By:	/s/ David C. Hants
Name:	David C. Hants
Title:	Commercial Executive

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Dianne M. Scott
Name:	Dianne M. Scott
Title:	Managing Director

By:	/s/ Richard Laborie
Name:	Richard Laborie
Title:	Director

FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender

By:	/s/ Steve L. Moore
Name:	Steve L. Moore
Title:	Vice-President

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Lender

By:	/s/ Alfred S. Compton Jr.
Name:	Alfred S. Compton Jr.
Title:	Vice-President/Managing Director

IKB Capital Corporation as a Lender

By:	/s/ David N. Snyder
Name:	David N. Snyder
Title:	President

DEL MAR CLO I, Ltd
By:	Caywood-Scholl Capital Management, LLC as Collateral Manager
as a Lender

By:	/s/ Thomas W. Saake
Name:	Thomas W. Saake
Title:	Managing Director

NACM CLO 1, as a Lender

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Authorized Signatory

LightPoint CLO 2004-1, Ltd. Marquette US/European CLO p.l.c. as a Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Director

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Steven J. O’Shea
Name:	Steven J. O’Shea
Title:	Vice President

PACIFICA CDO IV, LTD, as a Lender

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Vice President

PACIFICA CDO V, LTD, as a Lender

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Vice President

PACIFICA CDO VI, LTD, as a Lender

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Vice President

ERSTE BANK, as a Lender

By:	/s/ Paul Judicke
Name:	Paul Judicke
Title:	Executive Director

By:	/s/ Brandon Meyerson
Name:	Brandon Meyerson
Title:	Director

De Meer Middle Market CLO 2006-1, Ltd., as a Lender

De Meer Asset Management, a division of LaSalle Financial Services, Inc., as Collateral Manager

By:	/s/ Will S. Bloom
Name:	Will S. Bloom
Title:	Assistant Vice President

QUALCOMM Global Trading, Inc.
By:	Morgan Stanley Investment Management Inc.,
as Investment Manager

as a Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

Morgan Stanley Investment Management Croton, Ltd.
By:	Morgan Stanley Investment Management Inc
as Collateral Manager

as a Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

Confluent 3 Limited
By:	Morgan Stanley Investment Management Inc.
as Investment Manager

as a Lender

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Executive Director

BANK OF MONTREAL
BY	HIM MONEGY, INC., AS AGENT,
as a Lender

By:	/s/ Jason Anderson
Name:	Jason Anderson
Title:	Associate:

Atlas Loan Funding (CENT I) LLC
By:	RiverSource Investments, LLC Attorney in Fact

as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

Centurion CDO II, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

Centurion CDO III, Limited.
By:	RiverSource Investments, LLC as Collateral Manager

as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

Centurion CDO VI, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

Centurion CDO VII, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

Centurion CDO 8, Limited.
By:	RiverSource Investments, LLC as Collateral Manager

as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

Centurion CDO 9, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

Cent CDO 10, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

Cent CDO XI, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

Cent CDO 12, Limited.
By:	RiverSource Investments, LLC as Collateral Manager

as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

Sequils-Centurion V, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

RiverSource Bond Series, Inc., RiverSrource Floating Rate Fund
as a Lender

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations:

Ameriprise Certificate Company
By:	RiverSource Investments, LLC
as Collateral Manager

as a Lender

By:	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

IDS Life Insurance Company
By:	RiverSource Investments, LLC
as Collateral Manager

as a Lender

By:	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

Humboldt Woods Segregated Portfolio
By:	Tall Tree Investment Management, LLC
as Collateral Manager

as a Lender

By:	/s/ Michael J. Starshak Jr.
Name:	Michael J. Starshak Jr.
Title:	Officer

Founders Grove CLO, Ltd.
By:	Tall Tree Investment Management, LLC
as Collateral Manager

as a Lender

By:	/s/ Michael J. Starshak Jr.
Name:	Michael J. Starshak Jr.
Title:	Officer

BALLYROCK CLO 2006-2 LTD, BALLYROCK Investment Advisors LLC, as Collateral Manager
as a Lender

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO,
as a Lender

By:	/s/ John Costello
Name:	John Costello
Title:	Assistant Treasurer

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND,
as a Lender

By:	/s/ John Costello
Name:	John Costello
Title:	Assistant Treasurer

Stanfield Vantage CLO, Ltd
By:	Stanfield Capital Partners, LLC as its Asset Manager

as a Lender

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

Stanfield AZURE CLO, Ltd
By:	Stanfield Capital Partners, LLC as its Asset Manager

as a Lender

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor
as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR LOAN FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO VIII, Ltd.
By:	Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO IX Ltd.
By:	Eaton Vance Management as Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

GRAYSON & CO
BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian
By:	Eaton Vance Management, Attorney-in-fact

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

BIG SKY III SENIOR LOAN TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
BY:	EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Variable Leverage Fund Ltd.
By:	Eaton Vance Management
As Investment Advisor

as a Lender

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

General Electric Capital Corporation, as Administrator for, GE CFS Loan Holding 2006-2 LLC,

as a Lender

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

BlackRock Limited Duration Income Trust BlackRock Senior Income Series III Granite Finance Limited Magnetite Asset Investors III L.L.C. as a Lender

By:	/s/ [Illegible]
Name:
Title:

ALZETTE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas Weald
Name:	Thomas Weald
Title:	Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Thomas Weald
Name:	Thomas Weald
Title:	Authorized Signatory

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Adviser

By:	/s/ Thomas Weald
Name:	Thomas Weald
Title:	Authorized Signatory

KATONAH V. LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Manager

By:	/s/ Thomas Weald
Name:	Thomas Weald
Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Weald
Name:	Thomas Weald
Title:	Authorized Signatory

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Weald
Name:	Thomas Weald
Title:	Authorized Signatory

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Weald
Name:	Thomas Weald
Title:	Authorized Signatory

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Weald
Name:	Thomas Weald
Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. As the Asset Manager

By:	/s/ Thomas Weald
Name:	Thomas Weald
Title:	Authorized Signatory

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc. As the Asset Manager

By:	/s/ Thomas Weald
Name:	Thomas Weald
Title:	Authorized Signatory

Inwood Park CDO Ltd.
By:	Blackstone Debt Advisors L.P.
As Collateral Manager

as a Lender

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

Prospect Park CDO Ltd.
By:	Blackstone Debt Advisors L.P. As Collateral Manager

as a Lender

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

Monument Park CDO Ltd.
By:	Blackstone Debt Advisors L.P. As Collateral Manager

as a Lender

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

Atlas Loan Funding (Navigator), LLC
By:	Atlas Capital Funding, Ltd.
By:	Structured Asset Investors, LLC Its Investment Manager, as a Lender

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Vice President

FRANKLIN CLO V, LTD

as a Lender

By:	/s/ David Ardini
Name:	David Ardini
Title:	Vice President

BLUE SHIELD OF CALIFORNIA

as a Lender

By:	/s/ David Ardini
Name:	David Ardini
Title:	Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

Franklin Floating Rate Master Series

as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

FRANKLIN TOTAL RETURN FUND

as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

FRANKLIN TEMPLETON LIM DURATION INCOME TRUST

as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

EXHIBIT A

Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 4, dated as of March 15, 2007 (the “Amendment”), to the Credit Agreement, dated as of February 28, 2006, by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as the administrative agent for the Lenders (the “Administrative Agent”) (as amended by Amendment No. 1 thereto dated as of May 16, 2006, Amendment No. 2 thereto dated as of August 24, 2006, Amendment No. 3 thereto dated as of December 8, 2006 and further amended by the Amendment, and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Each of the undersigned, by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Collateral Documents and the other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in any Loan Document shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified. The Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

Dated as of March 15, 2007

IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of the date first written above.

FARNAM COMPANIES, INC.
FOUR PAWS PRODUCTS, LTD.
KAYTEE PRODUCTS INCORPORATED
PENNINGTON SEED, INC.
T.F.H. PUBLICATIONS, INC.
WELLMARK INTERNATIONAL
ALL-GLASS AQUARIUM CO., INC.
CEDAR WORKS, LLC
GRANT LABORATORIES, INC.
GRO TEC, INC.
GULFSTREAM HOME & GARDEN, INC.
INTERPRET USE, LLC
MATTHEWS REDWOOD AND NURSERY SUPPLY, INC.
NEW ENGLAND POTTERY, LLC
NORCAL POTTERY PRODUCTS, INC.
OCEANIC SYSTEMS, INC.
PENNINGTON SEED, INC. OF NEBRASKA
PETS INTERNATIONAL, LTD
PHAETON CORPORATION
SEEDS WEST, INC.
THOMPSON’S VETERINARY SUPPLIES, INC.

For each of the foregoing entities

By:	/s/ Stuart W. Booth
Name:	Stuart W. Booth
Its Authorized Signatory